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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 26, 2001


                                -----------------


                         DUKE ENERGY FIELD SERVICES, LLC
             (Exact name of registrant as specified in its charter)


        DELAWARE                    0-31095                   76-032293
(State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                       Identification Number)


     370 17TH STREET, SUITE 900
          DENVER, COLORADO                                     80202
(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (303) 595-3331


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ITEM 5. OTHER EVENTS

      New Officer

      Duke Energy Field Services, LLC (the "Company") announced on January 26, 2001 the promotion of Mr. John Jackson as its new Vice President and Chief Financial Officer effective February 21, 2001. For more details related to this event, please see Exhibit 99.1 attached hereto.

      Ratio of Earnings to Fixed Charges

      The following table contains the Company's consolidated ratio of earnings to fixed charges for the periods indicated. From a financial reporting perspective, the Company is the successor to Duke Energy Corporation's North American midstream natural gas business. The subsidiaries of Duke Energy that conducted this business were contributed to the Company in March 2000 immediately prior to the combination of these subsidiaries with the North American midstream natural gas business of Phillips Petroleum Company. For periods prior to the March 31, 2000 combination, the Company and these former subsidiaries of Duke Energy collectively are referred to as the "Predecessor Company."

                                                                                                       COMPANY
                                                                                                    -------------
                                                                                                     NINE MONTHS
                                                             PREDECESSOR COMPANY                        ENDED
                                              --------------------------------------------------    SEPTEMBER 30,
                                               1995       1996       1997       1998      1999           2000
                                              -------    -------    -------    -------    ------    -------------
RATIO OF EARNINGS TO FIXED CHARGES........     4.10       9.11       2.52       1.07      2.33           3.38


      For purposes of calculating the ratios of earnings to fixed charges: (1) "earnings" means income before extraordinary changes plus income taxes and fixed charges, and (2) "fixed charges" include interest on indebtedness, amortization of deferred financing costs, and that portion of lease expense that is deemed to be representative of an interest factor. The ratio includes amounts from the Company, all of the Company's majority-owned subsidiaries and the Company's proportionate share of distributed amounts from 50% owned investments accounted for using the equity method.

      Notes Offering

      On January 30, 2001, the Company entered into an underwriting agreement with the underwriters named therein to sell $250,000,000 aggregate principal amount of 6 7/8% Notes due 2011. Closing of the sale of the Notes is expected to occur on February 2, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   Exhibit No.                Description of Exhibit
   -----------                ----------------------
      1.1 Underwriting Agreement among Duke Energy Field Services, LLC and the Underwriters named therein dated as of January 30, 2001.

      4.1 Second Supplemental Indenture between Duke Energy Field Services, LLC and The Chase Manhattan Bank, as Trustee, dated as of February 2, 2001.

      4.2 Form of 6 7/8% Notes due 2011 (included in Exhibit 4.1 as Exhibit A thereto).

     12.1         Statement regarding Computation of Ratio of Earnings to
                  Fixed Charges.

     99.1         Press Release issued January 26, 2001.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2001

                                    DUKE ENERGY FIELD SERVICES, LLC

                                    By:   /s/ DAVID D. FREDERICK
                                       ---------------------------------------
                                          David D. Frederick
                                          Senior Vice President and Chief
                                          Financial Officer

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                                INDEX TO EXHIBITS


     1.1 Underwriting Agreement among Duke Energy Field Services, LLC and the Underwriters named therein dated as of January 30, 2001.

     4.1 Second Supplemental Indenture between Duke Energy Field Services, LLC and The Chase Manhattan Bank, as Trustee, dated as of February 2, 2001.

     4.2 Form of 6 7/8% Notes due 2011 (included in Exhibit 4.1 as Exhibit A thereto).

    12.1     Statement regarding Computation of Ratio of Earnings to Fixed
             Charges.

    99.1     Press Release issued January 26, 2001.


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